EXHIBIT 32

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of New World Brands, Inc. (the "Company") on Form 10-QSB for the period ended August 31, 2004 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), the undersigned, Costas Ataliotis, President and Chief Executive Officer of the Company, and Mark Weber, Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New World Brands, Inc.


Date: October 15, 2004                 By: /s/ Costas Ataliotis
                                           --------------------
                                           Costas Ataliotis
                                           President and Chief Executive Officer


Date: October 15, 2004                 By: /s/ Mark A. Weber
                                           -----------------
                                           Mark A. Weber
                                           Chief Financial Officer